SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.      )

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INDEVUS PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INDEVUS PHARMACEUTICALS, INC.
One Ledgemont Center
99 Hayden Avenue
Lexington, Massachusetts 02421-7966

Notice of Annual Meeting of Stockholders
To be held March 11, 2003

TO THE STOCKHOLDERS:

Notice is hereby given that the Annual Meeting of the Stockholders of Indevus Pharmaceuticals, Inc. (the “Company”) will be held on March 11, 2003, at 2:00 p.m. local time at The Doubletree Guest Suites, 550 Winter Street, Waltham, Massachusetts 02451. The Annual Meeting is called for the following purposes:

1.	To elect a board of seven directors;

2	To amend the Company’s 1995 Employee Stock Purchase Plan, as amended, by increasing the number of shares reserved for issuance thereunder from 250,000 shares to 500,000 shares;

3.	To approve and ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company; and

4.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The close of business on January 22, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

By Order of the Board of Directors,

Glenn L. Cooper, M.D.
President, Chief Executive
Officer and Chairman

Dated: January 27, 2003

INDEVUS PHARMACEUTICALS, INC.
One Ledgemont Center
99 Hayden Avenue
Lexington, Massachusetts 02421-7966
(781) 861-8444

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Indevus Pharmaceuticals, Inc., a Delaware corporation (the “Company”), for the Annual Meeting of Stockholders to be held at The Doubletree Guest Suites, 550 Winter Street, Waltham, Massachusetts 02451 on March 11, 2003, at 2:00 p.m. local time and for any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any stockholder giving such a proxy has the power to revoke it at any time before it is voted. Written notice of such revocation should be forwarded directly to the Executive Vice President, Chief Financial Officer and Treasurer of the Company, at the Company’s above stated address. Attendance at the Annual Meeting will not have the effect of revoking the proxy unless such written notice is given or the stockholder votes by ballot at the Annual Meeting.

All shares that have been properly voted and not revoked will be voted at the Annual Meeting. If you sign and return your proxy card but do not give any voting instructions for a matter to be voted on, including without limitation, a vote “for”, “against”, “withheld”, or “abstain”, the shares represented by that proxy will be voted with respect to that matter by the Board of Directors in favor of the actions described in this Proxy Statement, including the election of the nominees set forth under the caption “Election of Directors,” the amendment of the Company’s 1995 Employee Stock Purchase Plan, as amended, (the “1995 Plan”) and the approval and ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company.

The approximate date on which this Proxy Statement and the accompanying form of proxy will first be mailed or given to the Company’s stockholders is February 7, 2003.

Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the Annual Meeting. If you do attend, you may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given.

VOTING SECURITIES AND VOTING RIGHTS

Holders of shares of Common Stock, par value $.001 per share (the “Shares”), and holders of shares of Series B and Series C Preferred Stock, par value $.001 per share (the “Preferred Shares”), of record as of the close of business on January 22, 2003, are entitled to notice of, and to vote at, the Annual Meeting on all matters except that the holders of the Preferred Shares are not entitled to vote for the election of directors. Except as set forth in the preceding sentence, each outstanding Share is entitled to one vote upon all matters to be acted upon at the Annual Meeting. For purposes of voting at the Annual Meeting on all matters except the election of directors, the Preferred Shares are treated as converted into Shares.

Accordingly, on the record date there were issued and outstanding an aggregate of (i) 46,875,885 Shares entitled to vote for the election of directors, and (ii) 47,498,107 Shares, giving effect to the right to vote 622,222 Shares held by the holder of the 244,425 Preferred Shares, voting as one class after conversion of such Preferred Shares, entitled to vote on all other matters (the “Post Conversion Shares”).

A majority of the outstanding Shares entitled to vote on any proposal and represented at the Annual Meeting in person or by proxy shall constitute a quorum. Assuming a quorum is present, (i) the affirmative vote of a plurality of votes cast by the holders of Shares represented at the Annual Meeting and entitled to vote is necessary to elect the directors; and (ii) the affirmative vote of a majority of the Post Conversion Shares represented at the Annual Meeting and entitled to vote is necessary to approve both the amendment to the 1995 Plan and the ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company.

Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a broker holding Shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Broker “non-votes” are not counted for any purpose in determining whether a proposal has been approved, but abstentions are counted for the purpose of determining whether a proposal has been approved. Accordingly, an abstention from voting on the amendment of the 1995 Plan or the ratification of the appointment of the independent auditors has the same legal effect as a vote “against” such proposals.

Delaware law does not afford our stockholders the opportunity to dissent from the actions described in the proposals herein and receive value for their Shares.

PRINCIPAL STOCKHOLDERS

Set forth below is information concerning stock ownership of all persons known by the Company to own beneficially 5% or more of the Shares or Preferred Shares, each director, each executive officer named under “Executive Compensation” and all directors and executive officers of the Company as a group based upon the number of outstanding Shares and Preferred Shares as of January 22, 2003.

Beneficial Holder	Amount and Nature of Beneficial Ownership(1)		Percent of Outstanding Class of Stock Owned(15)
Glenn L. Cooper, M.D.	2,905,000	(2)	5.9%
Mark S. Butler	1,444,335	(3)	3.1%
Michael W. Rogers	1,427,317	(4)	3.0%
Bobby W. Sandage, Jr., Ph.D	1,489,728	(5)	3.1%
Harry J. Gray	158,168	(6)	*
Alexander M. Haig, Jr.	158,668	(7)	*
Malcolm Morville, Ph.D.	77,168	(8)	*
Lindsay A. Rosenwald, M.D.	2,830,399	(9)	6.0%
Lee J. Schroeder	208,668	(10)	*
David B. Sharrock	257,668	(11)	*

All directors and executive officers as a group (10 persons)	10,957,119	(12)	20.0%

Dov Perlysky	2,478,181	(13)	5.3%
8 Lakeside Drive West
Lawrence, New York 11559

Wyeth	244,425	(14)	100%
Five Giralda Farms
Madison, New Jersey 07940

*	Less than one percent.

(1)
Beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission (“S.E.C.”) and generally means the power to vote and/or to dispose of the securities regardless of any economic interest therein. Share amounts include options which are exercisable within sixty (60) days.

(2)	Includes (i) 175,000 Shares and (ii) 2,730,000 Shares issuable upon exercise of options exercisable within 60 days.

(3)
Includes (i) 60,404 Shares, (ii) 7,986 Shares owned by Mr. Butler’s children, (iii) 945 Shares owned jointly by Mr. Butler and his wife and (iv) 1,375,000 Shares issuable upon exercise of options exercisable within 60 days.

(4)	Includes (i) 112,317 Shares and (ii) 1,315,000 Shares issuable upon exercise of options exercisable within 60 days.

(5)	Includes (i) 72,228 Shares and (ii) 1,417,500 Shares issuable upon exercise of options exercisable within 60 days.

(6)	Includes 158,168 Shares issuable upon exercise of options exercisable within 60 days.

(7)	Includes 158,668 Shares issuable upon exercise of options exercisable within 60 days.

(8)	Includes 77,168 Shares issuable upon exercise of options exercisable within 60 days.

(9)	Includes (i) 2,529,981 Shares and (ii) 300,418 Shares issuable upon exercise of options exercisable within 60 days.

(10)	Includes 208,668 Shares issuable upon exercise of options exercisable within 60 days.

(11)	Includes (i) 5,000 Shares and (ii) 252,668 Shares issuable upon exercise of options exercisable within 60 days.

(12)	Includes (i) 2,963,861 Shares and (ii) 7,993,258 Shares issuable upon options exercisable within 60 days.

(13)
Based on information contained in a Schedule 13-G filed with the S.E.C. Includes: (i) 1,237,500 Shares owned by Dov Perlysky, (ii) 71,400 Shares owned by a charitable entity controlled by Dov Perlysky and his wife, (iii) 369,281 Shares owned directly by Dov Perlysky’s wife and (iv) 800,000 Shares owned by a limited partnership whose general partner is an entity controlled by Dov Perlysky. Dov Perlysky disclaims beneficial ownership of all Shares owned by his wife.

(14)
Represents Preferred Shares, which constitute all of the outstanding Preferred Shares, and which are convertible into 622,222 Shares, each entitled to one vote per Share, on a converted basis, on all matters except the election of directors.

(15)	All beneficial holders own Shares, with the exception of Wyeth which also owns 244,425 Preferred Shares (convertible into 622,222 Shares). The percent of class in this column is calculated as follows:

(a)
for beneficial holders of Shares, on the basis of 46,875,885 Shares outstanding, excluding 622,222 Shares issuable upon conversion of the Preferred Shares, representing the number of Shares outstanding and entitled to vote for the election of directors of the Company.

(b)	for beneficial holders of Preferred Shares, the percent of class is calculated on the basis of 244,425 Preferred Shares outstanding.

PROPOSAL NUMBER 1:
ELECTION OF DIRECTORS

At the Annual Meeting, seven directors will be elected by the stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected and shall qualify. Each of the nominees is currently a director of the Company. Management recommends that the persons named below be elected as directors of the Company and it is intended that the accompanying proxy will be voted for the election as directors of the seven persons named below, unless the proxy contains contrary instructions. The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by management.

The following sets forth certain information relating to the seven nominees for election to the Board of Directors.

Glenn L. Cooper, M.D. (50) has been President, Chief Executive Officer and a director of the Company since May 1993 and Chairman since January 2000. Dr. Cooper was also President and Chief Executive Officer of Progenitor, Inc. from September 1992 to June 1994. Prior to joining Progenitor, Dr. Cooper was Executive Vice President and Chief Operating Officer of Sphinx Pharmaceuticals Corporation from August 1990. Dr. Cooper had been associated with Eli Lilly since 1985, most recently, from June 1987 to July 1990, as Director, Clinical Research, Europe, of Lilly Research Center Limited; from October 1986 to May 1987 as International Medical Advisor, International Research Coordination of Lilly Research Laboratories; and from June 1985 to September 1986 as Medical Advisor, Regulatory Affairs, Chemotherapy Division at Lilly Research Laboratories. Dr. Cooper received his M.D. from Tufts University School of Medicine, performed his postdoctoral training in Internal Medicine and Infectious Diseases at the New England Deaconess Hospital and Massachusetts General Hospital and received his B.A. from Harvard College.

Harry J. Gray (83) has been a director of the Company since May 1993. Mr. Gray was associated with United Technologies Corp. for 17 years and was its President from 1971 until 1972 when he became its Chairman and Chief Executive Officer until his retirement in 1986. Mr. Gray is currently Chairman and Chief Executive Officer of Harry Gray Associates of Florida, a private investment firm, Chairman of Mott Corporation and Chairman of SourceOne Worldwide, Inc., formerly known as Worldwide Fulfillment and Distribution, Inc.

Alexander M. Haig, Jr. (78) has been a director of the Company since January 1990. Since August 1982, General Haig has been Chairman and President of Worldwide Associates, Inc., a business adviser to both U.S. and foreign companies in connection with international marketing and venture capital activities. From January 1981 until July 1982, General Haig served as Secretary of State of the United States. From December 1979 until January 1981, General Haig was President and Chief Operating Officer of United Technologies Corp. and is currently a senior consultant to such corporation. From 1974 through 1979, General Haig was the Supreme Allied Commander of NATO. Prior to that, he was White House Chief of Staff under the Nixon and Ford Administrations. General Haig currently serves on the Board of Directors of MGM Mirage, Inc., SDC International, Inc., Compuserve Interactive Services, Inc. and Metro-Goldwyn-Mayer Inc. and hosts a weekly public television program entitled World Business Review.

Malcolm Morville, Ph.D. (57) has been a director of the Company since February 1993. Since March 1993, Dr. Morville has been President and Chief Executive Officer and a director of Phytera, Inc., a biotechnology company. From June 1988 through January 1993, Dr. Morville held various positions with ImmuLogic Pharmaceutical Corporation, including Senior Vice President, Allergic Diseases Strategic Business Unit and Senior Vice President, Development and Preclinical Research. From 1970 to June 1988, Dr. Morville held various positions with Pfizer Central Research, including Director, Immunology and Infectious Diseases and Assistant Director, Metabolic Diseases and General Pharmacology. Dr. Morville received his Ph.D. and his B.Sc. in Biochemistry at the University of Manchester Institute of Science and Technology (U.K.).

Lindsay A. Rosenwald, M.D. (47) was a co-founder and from February 1989 to January 19, 2000 was Chairman of the Board of Directors of the Company. Dr. Rosenwald is also the founder and Chairman of Paramount Capital Asset Management, Inc., which serves as the General Partner of Aries Domestic Fund, L.P. and the Aries Domestic Fund II, L.P. and as the investment manager of The Aries Master Fund II, a Cayman Islands exempted company. Dr. Rosenwald is also the founder and Chairman of Paramount Capital Investments, LLC, a biotechnology, biomedical and biopharmaceutical merchant banking firm, and Paramount Capital, Inc., an investment bank specializing in the biotechnology, biomedical and biopharmaceutical industries. Dr. Rosenwald is also a director of Neose Technologies, Inc., Keryx Biopharmaceuticals, Inc., Access Oncology, formerly MedClips.com, and he has founded numerous biopharmaceutical companies and currently serves as an officer or director of several privately held biopharmaceutical companies. Dr. Rosenwald received his M.D. from Temple University School of Medicine and his B.S. in Finance from Pennsylvania State University.

Lee J. Schroeder (74) has been a director of the Company since August 1991. Since 1985, Mr. Schroeder has been the President of Lee Schroeder & Associates, Inc., a pharmaceutical consulting firm. Mr. Schroeder was President and Chief Operating Officer of FoxMeyer Lincoln Drug Co., a wholesale drug company, from February 1983 to March 1985 and was the Executive Vice President, responsible for United States pharmaceutical operations, and a member of the executive committee of Sandoz, Inc. from April 1981 to February 1983, and was Vice President and General Manager of Dorsey Laboratories, a division of Sandoz, Inc., from November 1974 to April 1981. Mr. Schroeder is also a member of the Board of Directors of MGI Pharma Inc.

David B. Sharrock (66) has been a director of the Company since February 1995. Mr. Sharrock was associated with Marion Merrell Dow Inc. and its predecessor companies for over thirty-five years until his retirement in December 1993. Most recently, since December 1989, he served as Executive Vice President and Chief Operating Officer and a director, and in 1988, he was named President and Chief Operating Officer of Merrell Dow Pharmaceuticals, Inc. Mr. Sharrock has been a consultant to the Company since February 1994 and is also a director of Incara Pharmaceuticals Corp. (“Incara”), Praecis Pharmaceuticals, Inc., MGI Pharma, Inc. and Broadwing, Inc.

Directors are elected by the Company’s stockholders at each annual meeting or, in the case of a vacancy, are appointed by the directors then in office, to serve until the next annual meeting or until their successors are elected and qualified. Officers are appointed by and serve at the discretion of the Board of Directors.

MEETINGS OF THE BOARD OF DIRECTORS

Board of Directors

The Board of Directors of the Company held five meetings during the fiscal year ended September 30, 2002 (“fiscal 2002”) and all incumbent directors attended at least 75% of such meetings. Other than General Haig, who was unable to be present on a day when a meeting of the Board of Directors and a committee meeting occurred, each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees thereof held during fiscal 2002.

Audit Committee

The Audit Committee consists of General Haig, Mr. Schroeder and Mr. Sharrock. The Audit Committee assists the Board by overseeing the performance of the independent auditors and the quality and integrity of the Company’s internal accounting, auditing and financial reporting practices. The Audit Committee’s primary duties and responsibilities are to: (1) serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; (2) be directly responsible for the selection of the Company’s independent auditors and their compensation; (3) review and appraise the audit efforts of the Company’s independent auditors; and (4) provide an open avenue of communication among the independent auditors, the Company’s financial and senior management and the Board of Directors. The Audit Committee met once during fiscal 2002 and on September 26, 2001 and October 3, 2002.

Compensation Committee

The Compensation Committee, which consists of Mr. Gray, General Haig, Dr. Morville and Mr. Sharrock, reviews and determines the compensation of all executive officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, administers the Company’s stock option and other employee compensation plans, including the 1989 Stock Option Plan (the “1989 Plan”), the 1994 Long-Term Incentive Plan, as amended (the “1994 Plan”), the 1995 Employee Stock Purchase Plan, as amended (the “1995 Plan”), the 1997 Equity Incentive Plan (the “1997 Plan”), the 1998 Employee Stock Option Plan (the “1998 Plan”) and the 2000 Stock Option Plan, as amended, (the “2000 Plan”), consults with management on matters concerning compensation and makes recommendations to the Board of Directors on compensation matters where approval of the Board of Directors is required. Although the Compensation Committee did not meet in fiscal 2002, it did meet on September 26, 2001 and October 3, 2002.

The Company does not have a nominating committee.

DIRECTOR COMPENSATION

Cash Compensation

With the exception of General Haig who receives a $10,000 fee per meeting attended, non-employee directors of the Company receive a fee of $2,000 per in-person meeting attended and regularly scheduled quarterly meetings conducted telephonically. For each other meeting held by telephone conference, such directors receive a percentage of the regular meeting fee. Each non-employee director is reimbursed for expenses actually incurred in attending meetings.

Options

On the date following each annual meeting of the stockholders, each director of the Company (except Drs. Rosenwald and Cooper) is entitled to receive automatic grants of options to purchase 5,000 Shares under the 1994 Plan, which options will be exercisable at a price equal to the fair market value of Shares as determined on the date of grant. Accordingly, during fiscal 2002 each director (except Drs. Rosenwald and Cooper) received an option to purchase 5,000 Shares, subject to annual vesting, as an automatic grant under the 1994 Plan.

Consulting Agreements

The Company currently has a Consulting and Non-Competition Agreement with Mr. Sharrock. In fiscal 2002, the Company paid or accrued to Mr. Sharrock consulting fees for consulting services rendered by Mr. Sharrock to the Company of $32,000.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth the aggregate compensation paid or accrued by the Company to the Chief Executive Officer and the three other executive officers of the Company whose annual compensation exceeded $100,000 for fiscal 2002 (collectively, the “named executive officers”) for services during the fiscal years ended September 30, 2002, 2001 and 2000.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
					Awards
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Other Annual Compensation ($) (1) (2)	Restricted Stock Awards ($) (3)	Securities Underlying Options (#) (4)	All Other Compensation ($) (5)
Glenn L. Cooper, M.D.	2002	448,077	185,625	—	—	—	5,595
President, Chief Executive	2001	350,000	328,125	—	—	—	4,855
Officer and Chairman	2000	350,000	189,000	—	356,250	935,000	6,055

Mark S. Butler	2002	314,038	108,281	—	—	—	7,352
Executive Vice President, Chief	2001	265,000	233,531	—	—	—	6,941
Administrative Officer and	2000	265,000	119,250	—	237,500	485,000	6,277
General Counsel

Michael W. Rogers	2002	314,038	108,281	—	—	—	1,667
Executive Vice President,	2001	265,000	233,531	—	—	—	5,031
Chief Financial Officer and Treasurer	2000	265,000	119,250	12,483	237,500	975,000	3,266

Bobby W. Sandage, Jr., Ph.D.	2002	314,038	108,281	—	—	—	1,974
Executive Vice President,	2001	265,000	233,531	—	—	—	1,905
Research and Development,	2000	265,000	119,250	—	237,500	472,500	1,989
Chief Scientific Officer

(1)	Amounts shown in this column include compensation paid or accrued in the specified fiscal year. Portions may have been paid in a subsequent fiscal year.

(2)
The amount shown in this column for fiscal 2000 for Mr. Rogers, is a tax gross-up payment to cover the payment of taxes incurred by Mr. Rogers from the inclusion of fiscal 1999 moving, relocation or temporary living expenses.

(3)
Amounts shown in this column consist of the value of the Shares subject to restricted stock awards granted to named executive officers under the 1997 Plan and were calculated based on the fair market value of Shares on the date of the grant of the award as quoted by The Nasdaq Stock Market (“Nasdaq”), multiplied by the number of Shares subject to the restricted stock award. For fiscal 2000, the fair market value of the Shares was $2.375, representing the closing price of the Shares on April 5, 2000.

The number of Shares subject to restricted stock awards granted in fiscal 2000 to the named executive officers were 150,000 Shares to Dr. Cooper and 100,000 Shares each to Messrs. Butler and Rogers and Dr. Sandage, which vested in equal annual installments commencing one year from the date of grant. The Shares subject to the restricted stock awards may be sold immediately upon their vesting which is subject to automatic extension during a Black-Out Period (as defined in the 1997 Plan). Prior to their issuance upon vesting and satisfaction of any other required conditions, no dividends are payable with respect to the Shares subject to the restricted stock awards.

(4)
Consists of options granted in fiscal 2000 by the Company to the named executive officers, except for Dr. Cooper, which also includes options to purchase an aggregate of 25,000 Shares granted to Dr. Cooper’s wife as to which Shares Dr. Cooper disclaims beneficial ownership.

(5)	Amounts shown in this column include the following for fiscal 2002:

(a)	disability insurance premiums, paid on behalf of the named executive officers, in the following amounts: $1,192 for each of Dr. Cooper, Mr. Butler, Mr. Rogers and Dr. Sandage.

(b)	group term life insurance premiums, paid on behalf of the named executive officers, in the following amounts: $990 for Dr. Cooper, $2,558 for Mr. Butler, $614 for Mr. Rogers and $921 for Dr. Sandage.

(c)	term life insurance premium payments, to or on behalf of the named executive officers as follows: $3,310 for Dr. Cooper and $3,741 for Mr. Butler.

The following table sets forth certain information with respect to each exercise of stock options during fiscal 2002 by named executive officers and the number and value of unexercised options held by each of the named executive officers as of September 30, 2002:

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

Name	Number of Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End Exercisable/ Unexercisable ($) (1)
Glenn L. Cooper, M.D.	—	—	2,730,000/ —	— / —
Mark S. Butler	—	—	1,375,000/ —	— / —
Michael W. Rogers	—	—	1,315,000/ —	— / —
Bobby W. Sandage, Jr., Ph.D.	—	—	1,417,500/ —	— / —

(1)
Calculated by multiplying the number of unexercised in-the-money options outstanding at September 30, 2002 by the difference between the fair market value of the Common Stock at September 30, 2002, $1.60, and the option exercise price, rounded to the nearest whole dollar.

Securities Authorized for Issuance under Equity Compensation Plans

Provided below is information required by Regulation S-K, Item 201(d) relative to the Company’s equity compensation plans and arrangements as of September 30, 2002:

	Outstanding Options and Warrants			Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Plan category	Number of securities to be issued upon exercise (a)		Weighted- average exercise price (b)
Equity compensation plans approved by security holders	10,069,377		$4.21	1,395,184
Equity compensation plans or arrangements not approved by security holders	155,000	(1)	$5.51	13,082	(2)

Total	10,224,377		$4.23	1,408,266

(1)
Includes (i) an option to purchase 50,000 Shares granted to a director and (ii) warrants to purchase 105,000 Shares issued to consultants to the Company, not pursuant to a plan or arrangement specifically approved by security holders.

(2)
Reflects the number of Shares issuable pursuant to the remaining number of restricted stock awards issuable under the Company’s 1997 Plan which are available for future issuance other than upon the exercise of an option, warrant or right.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
CHANGE-IN-CONTROL ARRANGEMENTS

Glenn L. Cooper, M.D.

Effective October 1, 2002, the Company entered into an employment agreement (the “Cooper Agreement”) with Dr. Glenn L. Cooper, M.D. which supersedes the Company’s prior employment agreement with Dr. Cooper. The Cooper Agreement provides for Dr. Cooper to continue to serve as Chief Executive Officer and President of the Company for a term of one year, subject to automatic one year renewal periods unless notice of termination is given by either the Company or Dr. Cooper within sixty (60) days prior to each anniversary date of the Cooper Agreement. The Cooper Agreement provides for an annual base salary of $450,000, subject to an annual review, plus bonuses pursuant to the Company’s Senior Executive Bonus Plan and eligibility to receive grants of stock options pursuant to the Company’s stock option plans, as may be granted from time to time by the Compensation Committee of the Board of Directors. The Company provides Dr. Cooper with a $1,000,000 life insurance policy payable to the beneficiary of his choice.

The Cooper Agreement provides that Dr. Cooper may not, during the term of the Cooper Agreement and for one year from the date of termination of employment, engage in any business competitive with the Company or its research activities, unless such termination is by Dr. Cooper for “Just Cause,” as such term is defined in the Cooper Agreement. If Dr. Cooper is terminated by the Company for reasons other than “Just Cause” or pursuant to a “Change in Control,” as such terms are defined in the Cooper Agreement, he is entitled to receive his base salary plus average bonuses for a period of twelve (12) months from the termination date of the Cooper Agreement, either in a lump sum or installments, at the discretion of the Company.

Mark S. Butler, Michael W. Rogers and Bobby W. Sandage, Jr., Ph.D.

The Company has entered into employment agreements (the “Agreements”) with Mark S. Butler, Michael W. Rogers and Bobby W. Sandage, Jr., Ph.D. (individually an “Executive Vice President” and collectively the “Executive Vice Presidents”). The Company’s agreement with Mr. Butler, effective March 15, 1999, provides for Mr. Butler to continue to serve as the Company’s Executive Vice President, Chief Administrative Officer and General Counsel. The Company’s agreement with Mr. Rogers, effective February 23, 1999, provides for Mr. Rogers to serve as the Company’s Executive Vice President and Chief Financial Officer (the “Rogers Agreement”). The Company’s agreement with Dr. Sandage, effective March 15, 1999, provides for Dr. Sandage to continue to serve as the Company’s Executive Vice President, Research and Development and Chief Scientific Officer.

Each of the Agreements provides for a term of one year, subject to automatic one year renewal periods unless notice of termination is given by either the Company or the respective Executive Vice President within sixty (60) days prior to each anniversary date of the respective agreement. The Agreements each provided for an initial annual base salary of $265,000, subject to increase at the discretion of the Board of Directors and for eligibility to participate in the Company’s Senior Executive Bonus Plan, subject to certain restrictions. Under the Agreements, the Company will also reimburse the Executive Vice Presidents for the premiums for $1,000,000 additional term life insurance during the term of each of the Executive Vice President’s employment.

In the event any of the Executive Vice Presidents terminates his respective employment with the Company for “Just Cause,” including a “Change of Control,” as such terms are defined in the respective Agreements, or if an Agreement is not renewed by the Company, the respective Executive Vice President is entitled to receive his base salary plus pro-rated average bonuses for a period of twelve (12) months following such termination. This amount may be paid either in a lump sum or installments, at the discretion of the Company, and is subject to set-off from other employment.

In the event of certain transactions, including those which may result in a Change in Control, as defined under each of the Company’s 1989 Plan, 1994 Plan, 1997 Plan, 1998 Plan and 2000 Plan, unvested installments of options to purchase Shares or restricted stock awards held by executive officers of the Company may be subject to accelerated vesting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires the Company’s executive officers and directors and other persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file with the S.E.C. initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such executive officers, directors, and greater than 10% beneficial owners are required by S.E.C. regulations to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on the Company’s review of such forms furnished to the Company, the Company believes that all filing requirements applicable to the Company’s executive officers, directors and greater than 10% beneficial owners were complied with for fiscal 2002.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2002, the members of the Compensation Committee were: Mr. Gray, General Haig, Dr. Morville and Mr. Sharrock. In fiscal 2002, none of the members of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries. In fiscal 2002, the Company paid or accrued to Mr. Sharrock consulting fees for consulting services rendered by Mr. Sharrock to the Company of $32,000.

AUDIT COMMITTEE REPORT(1)

The Audit Committee consists of General Haig, Mr. Schroeder and Mr. Sharrock. Each of the members of the Audit Committee is “independent” pursuant to the Sarbanes-Oxley Act of 2002 and Rule 4200(a)(14) of the National Association of Securities Dealers’ (“NASD”) listing standards. The Audit Committee operates in accordance with its written charter which was adopted by the Board of Directors on December 17, 2002 and is attached hereto as Appendix A. The Audit Committee met once during fiscal 2002 and on September 26, 2001 and October 3, 2002.

The Audit Committee assists the Board by overseeing the performance of the independent auditors and the quality and integrity of the Company’s internal accounting, auditing and financial reporting practices. The Audit Committee’s primary duties and responsibilities are to: (1) serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; (2) be directly responsible for the selection of the Company’s independent auditors and their compensation; (3) review and appraise the audit efforts of the Company’s independent auditors; and (4) provide an open avenue of communication among the independent auditors, the Company’s financial and senior management and the Board of Directors.

In discharging its oversight responsibility of the audit process, the Audit Committee obtained from the independent auditors, PricewaterhouseCoopers LLP, a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence.

The Audit Committee discussed and reviewed the audited financial statements of the Company for the fiscal year ended September 30, 2002 with management. The Audit Committee has discussed with its independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2002, for filing with the S.E.C. The Audit Committee also recommended the reappointment, subject to stockholder approval, of the independent auditors, and the Board concurred in such recommendation.

General Alexander M. Haig, Jr., Chairman
Lee J. Schroeder
David B. Sharrock

(1)
The material in this report is not soliciting material, is not deemed filed with the S.E.C. and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 (the “1933 Act”) or the 1934 Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION (2)

General

The goal of the Company’s executive compensation policy is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting, motivating and retaining qualified executive officers. Accordingly, compensation structures for the named executive officers of the Company generally include a combination of salary, bonuses and long-term compensation. The Compensation Committee’s informal executive compensation philosophy considers a number of factors, which may include:

•
providing compensation levels competitive with companies in comparable industries which are at a similar stage of development, or undergoing similar corporate events, and which are located in the Company’s geographic area;

•	identifying appropriate performance goals for the Company and providing flexibility in compensation levels with the achievement of such goals;

•	rewarding above average corporate performance; and

•	recognizing and providing incentive for individual initiative and achievement.

Base Salary

Base salary for fiscal 2002 was determined based on a range of measures and internal targets set before the start of the fiscal year and in part by comparison to the compensation of executive officers of comparable biotechnology and pharmaceutical companies.

Bonuses

Bonus compensation for fiscal 2002 was contingent upon the Company achieving certain business and financial objectives during the fiscal year. In formulating the Senior Executive Bonus Plan for fiscal 2002 for executive officers of the Company, including Dr. Cooper, the Compensation Committee adopted performance measures tied to a number of business and financial objectives to be achieved during fiscal 2002 and assigned relative weight to each objective. The Senior Executive Bonus Plan for fiscal 2002 entitled the named executive officers of the Company to a bonus equal to varying percentages of base salary depending upon achieving these objectives which included:

•	Achievement of certain defined clinical or regulatory product development milestones;

•	Out-licensing of one product to a corporate development/marketing partner on terms approved by the Board of Directors;

•	In-licensing or acquisition of a significant new asset;

•	The fair market value of Shares relative to specified indices;

•	Maintaining certain levels of cash; and

•	Acquisition of additional strategic new assets, on terms approved by the Board of Directors, to significantly enhance long-term shareholder value.

The Committee considered the Company’s performance under these measures for fiscal 2002 and used their subjective judgment and discretion, in accordance with the parameters of the Senior Executive Bonus Plan for fiscal 2002, to make a recommendation to the Board of Directors in approving individual compensation. Under the terms of the Senior Executive Bonus Plan for fiscal 2002, the Board approved a bonus to Dr. Cooper of $185,625.

(2)
The material in this report is not soliciting material, is not deemed filed with the S.E.C. and is not incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

Glenn L. Cooper, M.D.

The compensation received during fiscal 2002 by Dr. Cooper was governed by the employment agreement by and between the Company and Dr. Cooper, dated and effective May 1, 1999, and substantially in accordance with the policies described above relating to all executive officers. In addition, in adopting the Senior Executive Bonus Plan for fiscal 2002 and establishing the percentage of salary used in calculating the bonus payment to Dr. Cooper, and recommending approval of such bonus, members of the Compensation Committee also considered a subjective evaluation of Dr. Cooper’s performance and ability to influence the Company’s near and long-term growth. The Compensation Committee considered Dr. Cooper’s efforts and performance necessary to achieve specified objective criteria, as described above. See “Employment Agreements.”

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the ability of the Company to deduct for tax purposes compensation over $1,000,000 to any of the named executive officers unless, in general, the compensation is paid pursuant to a plan which is performance related, non-discretionary and has been approved by the Company’s stockholders. The Company granted restricted stock awards pursuant to the 1997 Plan which, depending upon the fair market value of Shares on the date of vesting of such awards, may result in compensation expense that may not be deductible pursuant to Section 162(m) when recognized; however, no such limitation on deductibility is applicable for fiscal 2002.

David B. Sharrock, Chairman
General Alexander M. Haig, Jr.
Harry J. Gray
Malcolm Morville, Ph.D.

STOCK PRICE PERFORMANCE PRESENTATION

The following chart compares the cumulative total stockholder return on Shares with the cumulative total stockholder return of (i) the Nasdaq Market Index and (ii) a peer group index consisting of companies reporting under the Standard Industrial Classification Code 2834 (Pharmaceutical Preparations):

(1)
Assumes $100 invested on September 30, 1997 and assumes dividends reinvested. Measurement points are at the last trading day of the fiscal years ended September 30, 1997, 1998, 1999, 2000, 2001 and 2002. The material in this chart is not soliciting material, is not deemed filed with the S.E.C. and is not incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing. A list of the companies included in the Peer Group will be furnished by the Company to any stockholder upon written request to the Executive Vice President, Chief Financial Officer and Treasurer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In fiscal 2002, the Company granted options to certain of the Company’s directors pursuant to automatic grant provisions under the 1994 Plan. In accordance with the terms of the 1994 Plan, on the date following the Annual Meeting date, each of the directors of the Company (except Drs. Rosenwald and Cooper) will receive automatic grants of options to purchase 5,000 Shares, which will be exercisable at a price equal to the fair market value of the Company’s Shares as determined on the date of grant. See “Director Compensation.”

PROPOSAL NUMBER 2:

AMENDMENT OF THE COMPANY’S 1995 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

General

On February 3, 1995, the Board of Directors adopted the Company’s 1995 Employee Stock Purchase Plan which was subsequently approved by stockholders on March 22, 1995 (the “1995 Plan”). A total of 100,000 Shares were reserved for issuance under the 1995 Plan. On December 2, 1999, the Board of Directors authorized, subject to stockholder approval, an amendment of the 1995 Plan for the sole purpose of increasing the number of Shares reserved for issuance thereunder from 100,000 Shares to 250,000 Shares. That amendment was approved by the Company’s stockholders on March 8, 2000. On June 6, 2001, the Board of Directors amended the 1995 Plan to increase the number of Shares that may be purchased by any participant during any offering period under the 1995 Plan from 3,000 Shares to 10,000 Shares. No other provisions of the 1995 Plan were amended and all other provisions remained in full force and effect.

Effective December 17, 2002, the Board of Directors authorized, subject to stockholder approval, an amendment of the 1995 Plan for the sole purpose of increasing the number of Shares reserved for issuance thereunder from 250,000 Shares to 500,000 Shares (the “Amendment”). No other provision of the 1995 Plan was amended and all other provisions remain in full force and effect. The Company believes that the Amendment of the 1995 Plan will benefit the Company because providing employees of the Company with an opportunity to purchase additional Shares should prove helpful in attracting, retaining, and motivating valued employees. Through January 22, 2003, 212,240 Shares have been purchased under the 1995 Plan. Shares to be purchased pursuant to the Amendment to the 1995 Plan are not determinable.

The characteristics of the 1995 Plan are discussed below, and a copy of the 1995 Plan, as previously amended, and the Amendment are attached hereto as Appendices B and C, respectively.

General Information

The 1995 Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended, (the “Code”). Currently, there are 250,000 Shares reserved for issuance under the 1995 Plan. If the Amendment is approved by stockholders, a total of 500,000 Shares will be reserved for issuance under the 1995 Plan. The purpose of the 1995 Plan is to attract, retain and motivate employees of the Company by permitting them to participate in the ownership of the Company.

Administration of the Plan

The 1995 Plan is administered by the Board of Directors or a committee of the Board. Generally, each offering of Common Stock under the Plan (an “Offering”) is for a period of 12 months. Offerings under the Plan commence on April 1 of each year and end on March 31. The first day of an Offering is the “Offering Date” for such Offering. The Board may adjust the Offering Dates and periods, subject to certain limitations. The first Offering under the 1995 Plan began on April 1, 1995, and the 1995 Plan will continue until terminated by the Board of Directors or until all of the Shares reserved for issuance under the 1995 Plan have been issued.

Eligibility

Participation in the 1995 Plan is limited to eligible employees of the Company and any parent or subsidiary corporation of the Company designated by the Board of Directors for inclusion in the 1995 Plan (individually, a “Participating Company”) who authorize payroll deductions. Payroll deductions may not exceed 10% of compensation. No person who owns Shares or holds options to purchase, or who as a result of participation in the 1995 Plan would own Shares or hold options to purchase, 5% or more of the total combined voting power or value of all classes of stock of the Company is entitled to participate in the 1995 Plan. In addition, employees (1)

who customarily work fewer than 20 hours per week or (2) who customarily work not more than five months in any calendar year are not eligible to participate. Once an employee becomes a participant in the 1995 Plan (a “Participant”), the employee will automatically participate in each successive Offering until such time as the employee either ceases to be an eligible employee, withdraws from the 1995 Plan or terminates employment.

Generally each 12-month Offering will have two six-month “Purchase Periods”. The Purchase Period beginning on April 1 will end on the following September 30 and the Purchase Period beginning on October 1 will end on the following March 31.

Purchase of and Payment for Securities Offered

On the last day of each Purchase Period (the “Purchase Date”), Shares are purchased based on accumulated payroll deductions. The purchase price per share at which the Shares are sold under the 1995 Plan generally will be 85% of the lesser of the fair market value of the Shares on the first day of the Offering or the Purchase Date. The 1995 Plan provides that if the fair market value of the Shares on a Purchase Date other than the final Purchase Date of an Offering is less than the fair market value of the Shares on the Offering Date for such Offering, then every Participant, unless such Participant otherwise elects in accordance with the 1995 Plan, shall automatically be withdrawn from such Offering at the end of such Purchase Date and be enrolled in the Offering commencing on the first business day subsequent to such Purchase Period.

The number of Shares a Participant purchases in each Offering is determined by dividing the total amount of payroll deductions withheld from the Participant’s compensation by the purchase price. Subject to certain limitations, during an Offering each Participant has a “Purchase Right” consisting of the right to purchase the lesser of (i) the whole number of Shares determined by dividing $50,000 by the fair market value of a Share on the first day of the Offering and (ii) 10,000 Shares. However, Participants may not purchase Shares under the 1995 Plan or any other employee stock purchase plan under Section 423 of the Code having a fair market value exceeding $25,000 (as determined for purposes of the Code as of the Offering Date for each Offering) in any calendar year in which such Participant’s Purchase Right with respect to such Offering remains outstanding. Any cash balance remaining in the Participant’s account is refunded to the Participant as soon as practicable after the Purchase Date. If the refund is less than the amount necessary to purchase a whole Share, the Company may maintain the cash in the Participant’s account and apply it toward the purchase of Shares in the subsequent Purchase Period or Offering.

A Participant may withdraw from an Offering at any time without affecting his or her eligibility to participate in future Offerings. In effect therefore, a Participant is given an option which he or she may or may not exercise at the end of a Purchase Period. However, once a Participant withdraws from an Offering, that Participant may not again participate in the same Offering.

In the event of a Transfer of Control of the Company (as defined in the 1995 Plan), the Board of Directors may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof (the “Acquiring Corporation”) to assume the Company’s rights and obligations under the 1995 Plan. Purchase Rights which are neither assumed by the Acquiring Corporation nor exercised as of the Transfer of Control terminate as of the date of the Transfer of Control.

The Board may amend or terminate the 1995 Plan but may not affect Purchase Rights previously granted under the 1995 Plan or adversely affect the right of any Participant except as permitted by the 1995 Plan, as necessary to qualify the 1995 Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to obtain qualification or registration of the Shares under applicable foreign, federal or state securities laws. The stockholders must approve any amendment changing the number of Shares reserved under the 1995 Plan or changing the definition of the employees (or class of employees) eligible for participation in the 1995 Plan or the definition of a corporation that may be designated by the Board as a Participating Company within 12 months of the adoption of such amendment. In addition, the stockholders must approve an amendment to the 1995 Plan if stockholder approval is necessary in order to comply with Rule 16b-3 promulgated under Section 16 of the Securities and Exchange Act of 1934 (“Exchange Act”).

Federal Income Tax Consequences

The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the 1995 Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable. This summary assumes that the exercise of a Purchase Right under the 1995 Plan constitutes an exercise pursuant to an “employee stock purchase plan” under Section 423 of the Code.

Purchase Rights.    Generally, there are no tax consequences to an employee of either becoming a Participant in the 1995 Plan or purchasing Shares under the 1995 Plan. The tax consequences of a disposition of Shares vary depending on the period such stock is held before its disposition. If a Participant disposes of Shares within two years of the Offering Date or within one year after the Purchase Date on which the Shares are acquired (a “disqualifying disposition”), the Participant recognizes ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the Shares on the Purchase Date (determined without regard to securities law restrictions) over the purchase price. Any additional gain or resulting loss recognized by the Participant from the disposition of the Shares is a capital gain or loss.

If the Participant disposes of Shares more than two years after the Offering Date or more than one year after the Purchase Date on which the Shares are acquired, or dies while holding Shares (whether or not within such periods) the Participant recognizes ordinary income in the year of disposition or death in an amount equal to the lesser of (1) the excess of the fair market value of the Shares on the date of disposition or death over the purchase price or (2) the excess of the fair market value of the Shares on the Offering Date over the purchase price. For this purpose, if the purchase price cannot be determined at the date of the option grant, then the purchase price is determined as though the option were exercised when granted. Any additional gain recognized by the Participant on the disposition of the Shares is a capital gain. If the fair market value of the Shares on the date of disposition is less than the purchase price (as so determined), there is no ordinary income and the loss recognized is a capital loss.

If the Participant disposes of the Shares in a disqualifying disposition, the Company is entitled to a deduction equal to the amount of ordinary income recognized by the Participant as a result, subject to the Section 162(m) Deduction Limit discussed below. In all other cases, no deduction is allowed the Company.

Section 162(m) Deduction Limit.    Under Section 162(m) of the Code, the allowable deduction for compensation paid or accrued with respect to the chief executive officer and each of the four most highly compensated executive officers of a publicly-held corporation (the “Covered Employees “) is limited to no more than $1 million per year for fiscal years beginning on or after January 1, 1994 (the “Deduction Limit”). Income to a Covered Employee resulting from the disqualifying disposition of Shares acquired upon exercise of Purchase Rights under the 1995 Plan is subject to the Deduction Limit.

Adjustments Upon Changes in Capitalization and Other Events

In the event of changes in the Common Stock of the Company due to a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, or like change in the Company’s capitalization, or in the event of any merger (including a merger effected for the purpose of changing the Company’s domicile), sale or other reorganization, appropriate adjustments shall be made by the Company in the securities subject to purchase under a Purchase Right, the 1995 Plan’s Share reserve, the number of Shares subject to a Purchase Right, and in the purchase price per Share.

Restrictions on Resale of Stock

Employees who are executive officers or directors of the Company are subject to the reporting and “short swing” profits liability provisions of Section 16 of the Exchange Act. Such provisions may restrict resale of the Common Stock purchased under the 1995 Plan. In addition, shares so received by a person deemed an “affiliate” of the Company under the Securities Act must be registered for resale by such person unless such resale complies with the provisions of Rule 144 under the Securities Act. Rule 405 under the Securities Act defines “affiliate” as “a person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with” the Company. The foregoing is not intended to be a complete statement of applicable law and employees should rely on their own legal counsel.

Other Information

Sections 401(a) and 401(k) of the Code and the provisions of the Employee Retirement Income Security Act of 1974 (ERISA) are not applicable to the 1995 Plan.

Post Amendment 1995 Plan Benefits

The number of Shares to be purchased during the Company’s fiscal year ending September 30, 2003 under the 1995 Plan after giving effect to the Amendment cannot presently be determined. Below is a table listing the number of Shares purchased under the 1995 Plan during the fiscal year ended September 30, 2002.

1995 PLAN BENEFITS TABLE

Name and Position	Value	Number of Shares
Glenn L. Cooper, M.D., President, Chief Executive Officer and Chairman	$—	—

Mark S. Butler, Executive Vice President, Chief Administrative Officer and General Counsel	$36,833	6,116

Michael Rogers, Executive Vice President, Chief Financial Officer and Treasurer	$18,178	3,984

Bobby W. Sandage, Jr. Ph.D., Executive Vice President, Research and Development and Chief Scientific Officer	$—	—

Executive Officers as a Group	$55,011	10,100

Non-Executive Officers and Employees as a Group	$415,699	67,378

The affirmative vote of the holders of a majority of the Post-Conversion Shares represented at the Annual Meeting in person or by proxy and entitled to vote thereon is required for the approval of the Amendment to the 1995 Plan. Abstentions will have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NUMBER 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND THE STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” THE APPROVAL AND RATIFICATION THEREOF.

PROPOSAL NUMBER 3:

APPROVAL AND RATIFICATION OF THE
APPOINTMENT OF INDEPENDENT AUDITORS

The Management of the Company recommends a vote for the approval and ratification of the appointment of PricewaterhouseCoopers LLP, Certified Public Accountants, as the Company’s independent auditors for the fiscal year ending September 30, 2003. PricewaterhouseCoopers LLP has been the Company’s auditors for the past fiscal year and has no direct or indirect financial interest in the Company. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement if he or she desires to do so, and shall be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended September 30, 2002 and the review of the financial statements included in the Company’s Form 10-Qs filed for that year were $101,000.

Financial Information Systems Design and Implementation Fees

During the fiscal year ended September 30, 2002, PricewaterhouseCoopers LLP did not perform any services for the Company with regard to financial information systems design and implementation.

All Other Fees

The aggregate fees for non-audit services provided by PricewaterhouseCoopers LLP during the fiscal year ended September 30, 2002 were $60,000.

The Audit Committee of the Board of Directors has considered whether the non-audit services by PricewaterhouseCoopers LLP to the Company is compatible with maintaining such firm’s independence and the Audit Committee has satisfied itself as to the auditors’ independence. See also “Report of Audit Committee.”

The affirmative vote of the holders of a majority of the Post-Conversion Shares represented at the Annual Meeting in person or by proxy and entitled to vote thereon is required for the approval and ratification of the appointment of independent auditors. Abstentions will have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NUMBER 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND THE STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” THE APPROVAL AND RATIFICATION THEREOF.

GENERAL

The Management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

The Company will bear the cost of preparing, printing, assembling and mailing the proxy, Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at the request of the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit by telephone proxies without additional compensation. The Company does not expect to pay any compensation for the solicitation of proxies.

The Company will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended September 30, 2002 (as filed with the S.E.C.) including the financial statements thereto. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders during regular business hours at the Company’s offices during the ten days prior to the Annual Meeting as well as at the Annual Meeting. All such requests should be directed to Executive Vice President, Finance, Indevus Pharmaceuticals, Inc., One Ledgemont Center, 99 Hayden Avenue, Lexington, Massachusetts 02421-7966.

STOCKHOLDER PROPOSALS

The Annual Meeting of Stockholders for the fiscal year ending September 30, 2003 is expected to be held in March 2004. Stockholders who seek to present proposals at the Company’s next Annual Meeting of Stockholders must submit their proposals to the Company on or before September 30, 2003.

In the event the Company receives notice of a stockholder proposal to take action at next year’s Annual Meeting of Stockholders that is not submitted for inclusion in the Company’s proxy materials, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company’s main office prior to the date of the next Annual Meeting of Stockholders.

By Order of the Board of Directors,

Glenn L. Cooper, M.D.
President, Chief Executive
Officer and Chairman

Dated: January 27, 2003

APPENDIX A

AUDIT COMMITTEE CHARTER

INDEVUS PHARMACEUTICALS, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I.    PURPOSE

The primary function of the Audit Committee (the “Audit Committee” or the “Committee”) is to assist the Board of Directors (the “Board”) of Indevus Pharmaceuticals, Inc. (the “Corporation”) in fulfilling its oversight responsibilities by reviewing the Corporation’s auditing, accounting and financial reporting processes generally. The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

•	Be directly responsible for the selection of the Corporation’s independent auditors and their compensation.

•	Review and appraise the audit efforts of the Corporation’s independent auditor.

•	Provide an open avenue of communication among the independent auditor, financial and senior management and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of the Charter.

II.    COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, who individually and collectively as a group shall be independent directors meeting the requirements of the Sarbanes-Oxley Act of 2002 as well as those stated in NASD Rule 4200(a)(14), and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Members are prohibited from both accepting any consulting, advisory or other compensatory fee from the Corporation as well as from being an affiliate of the Corporation or any subsidiary thereof, as the term affiliate is defined by the securities laws. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.    MEETINGS

The Committee shall meet at least two times annually. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation’s financials consistent with IV.3 below.

IV.    RESPONSIBILITIES AND DUTIES

The Audit Committee shall review with management and the independent auditors the Corporation’s annual financial statements, including a discussion with the independent accountants of the matter required to be discussed by Statement of Auditing Standards No. 61, as amended (“SAS No. 61”), which include:

•	The auditors’ responsibility under Generally Accepted Accounting Standards;

•	The Corporation’s significant accounting policies;

•	Management judgments and accounting estimates;

•	Significant audit adjustments;

•	Other information in documents containing audited financial statements;

•	Disagreements with management;

•	Consultation with other accountants;

•	Major issues discussed with management prior to retention; and

•	Difficulties encountered in performing the audit.

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1.	Review and update this Charter periodically, at least annually, and as conditions dictate.

2.	Review with financial management and the independent accountants the Corporation’s annual financial statements to be included in the Corporation’s Annual Report on Form 10-K.

3.
Review with financial management and the independent accountants the Corporation’s quarterly financial statements to be included in the Corporation’s Quarterly Report on Form 10-Q. The Chair of the Committee or his or her designee may represent the entire Committee for purposes of this review.

4.	Prepare an annual report to shareholders to be included in the Corporation’s proxy statement as required by the Securities and Exchange Commission.

Independent Auditors

5.	Recommend to the Board of Directors the selection of the independent auditors, considering independence and effectiveness and approve their compensation.

6.	Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7.	Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization’s financial statements.

8.
Review and discuss with the independent auditor the auditor’s independence consistent with the requirements of Rule 101 of the American Institute of Certified Public Accountants Professional Standards and the requirements of the Independence Standards Board.

9.	Use reasonable efforts to ensure that the independent auditors report directly to the Committee.

Financial Reporting Processes

10.	Consider the independent auditors’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

11.	Consider and approve, if appropriate, major changes to the Corporation’s accounting principles and practices.

Legal and Administrative Compliance

12.	Review, with the organization’s counsel, any legal matter that could have a significant impact on the organization’s financial statements.

13.	Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

14.	Maintain minutes of all meetings of the Audit Committee for inclusion in the Corporation’s Minute Book.

Audit Services and Non-Audit Services

15.	Pre-approve all audit services provided to the Corporation.

16.	Pre-approve all non-audit services provided to the Corporation which are not de-minimus and ensure that the use of such services is disclosed in the Corporation’s periodic reports.

17.	Use reasonable efforts to ensure that the following non-audit services are not provided to the Corporation by the independent auditors:

i).	Bookkeeping or other services related to the accounting records or financial statements of the Corporation;

ii).	Financial information systems design and implementation;

iii).	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

iv).	Actuarial services;

v).	Internal audit outsourcing services;

vi).	Management functions or human resources;

vii).	Broker or dealer, investment adviser, or investment banking services; and

viii).	Legal or expert services unrelated to the audit.

Complaint Procedures

18.
Establish procedures for both the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, as well as the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

Retention of Advisors

19.
Have the authority to engage independent counsel and other advisors, as it determines necessary to carry out their duties, and appropriate funding, as determined by the Committee, for compensating such advisors as well as the accounting firm for its audit services.

APPENDIX B

1995 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

INTERNEURON PHARMACEUTICALS, INC.

1995 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

1.    Purpose.    The Interneuron Pharmaceuticals, Inc. 1995 Employee Stock Purchase Plan (the “Plan”) is established to provide eligible employees of Interneuron Pharmaceuticals Inc., a Delaware corporation, and any successor corporation thereto (collectively, “Interneuron”), and any current or future parent corporation or subsidiary corporations of Interneuron as the Board of Directors of Interneuron (the “Board”) shall from time to time designate (collectively referred to as the “Company” and individually referred to as a “Participating Company”), with an opportunity to acquire a proprietary interest in the Company by the purchase of common stock of Interneuron. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”).

Interneuron intends that the Plan shall qualify as an “employee stock purchase plan” under section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of section 423 of the Code shall have the same definition herein.

An employee participating in the Plan (a “Participant”) may withdraw such Participant’s accumulated payroll deductions (if any) and terminate participation in the Plan or any Offering (as defined below) therein at any time during a Purchase Period (as defined below). Accordingly, each Participant is, in effect, granted an option pursuant to the Plan (a “Purchase Right”) which may or may not be exercised at the end of a Purchase Period.

2.    Administration.    The Plan shall be administered by the Board and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references to the Board shall also mean the committee if a committee has been appointed. All questions of interpretation of the Plan or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan and/or any Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.    Share Reserve.    The maximum number of shares which may be issued under the Plan shall be Two Hundred Fifty Thousand (250,000) shares of Interneuron’s authorized but unissued common stock, $.001 par value (the “Shares”). In the event that any Purchase Right for any reason expires or is canceled or terminated, the Shares allocable to the unexercised portion of such Purchase Right may again be subjected to a Purchase Right.

4.    Eligibility.    Any employee of a Participating Company is eligible to participate in the Plan except employees who:

(a)    customarily work less than 20 hours per week;

(b)    customarily work not more than five months in any calendar year; or

(c)    as of the start of an Offering, own stock of Interneuron (or any parent or subsidiary corporations) and/or own or hold options to purchase or who, as a result of participation in the Plan, would own or hold options to purchase, stock of Interneuron (or any parent or subsidiary corporations), possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of Interneuron (or any parent or subsidiary corporations) within the meaning of section 423(b)(3) of the Code.

Notwithstanding anything herein contained to the contrary, any individual performing services for a Participating Company solely through a leasing agency or employment agency shall not be deemed an “employee” of such Participating Company.

5.  Offering Dates.

(a)    Offering Periods.    Except as otherwise set forth below, the Plan shall be implemented by offerings (individually, an “Offering”) of approximately twelve (12) months duration (an “Offering Period”). The “Initial Offering Date” is April 1, 1995. The Initial Offering shall be of twelve (12) months duration, shall commence on the Initial Offering Date and shall end on March 31, 1996 (the “Initial Offering Period”). Subsequent Offerings shall commence on April 1 of each year and end on the March 31 occurring thereafter. Notwithstanding the foregoing, the Board may establish a different term for one or more Offerings and/or different commencing and/or ending dates for such Offerings. An employee who becomes eligible to participate in the Plan after an Offering Period has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering provided such employee is still eligible to participate in the Plan as of the commencement of any such subsequent Offering. Eligible employees may not participate in more than one Offering at a time. The first day of an Offering Period shall be the “Offering Date” for such Offering Period. In the event the first and/or last day of an Offering Period is not a business day, Interneuron shall specify the business day that will be deemed the first or last day, as the case may be, of the Offering Period.

(b)    Purchase Periods.    Each Offering Period, shall consist of two (2) consecutive purchase periods of six (6) months duration (individually, a “Purchase Period”). The last day of each Purchase Period shall be the “Purchase Date” for such Purchase Period. The Purchase Period commencing on the Initial Offering Date of April 1, 1995 shall end on September 30, 1995. Each Purchase Period commencing on October 1 shall end on the next March 31 and each Purchase Period commencing on April 1 shall end on the next September 30. Notwithstanding the foregoing, the Board may establish a different term for one or more Purchase Periods and/or different commencing dates and/or Purchase Dates for such Purchase Periods. In the event the first and/or last day of a Purchase Period is not a business day, Interneuron shall specify the business day that will be deemed the first or last day, as the case may be, of the Purchase Period.

(c)    Governmental Approval; Stockholder Approval.    Notwithstanding any other provision of the Plan to the contrary, any Purchase Right granted pursuant to the Plan shall be subject to (i) obtaining all necessary governmental approvals and/or qualifications of the sale and/or issuance of the Purchase Rights and/or the Shares, and (ii) obtaining stockholder approval of the Plan. Notwithstanding the foregoing, stockholder approval shall not be necessary in order to grant any Purchase Right granted in the Plan’s Initial Offering Period; provided, however, that the exercise of any such Purchase Right shall be subject to obtaining stockholder approval of the Plan.

6.    Participation in the Plan.

(a)    Initial Participation.    An eligible employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements and delivering to the Company’s payroll office not later than the close of business for such payroll office on the last business day before such Offering Date (the “Subscription Date”) a subscription agreement indicating the employee’s election to participate in the Plan and authorizing payroll deductions. An eligible employee who does not deliver a subscription agreement to the Company’s payroll office on or before the Subscription Date shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such employee subsequently enrolls in the Plan by filing a subscription agreement with the Company by the Subscription Date for such subsequent Offering Period. The Company may, from time to time, change the Subscription Date as deemed advisable by the Company in its sole discretion for proper administration of the Plan.

(b)    Continued Participation.    A Participant shall automatically participate in the Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates until such time as such Participant (i) ceases to be eligible as provided in paragraph 4, (ii) withdraws from the Plan pursuant to paragraph 11(b) or (iii) terminates employment as provided in paragraph 12. If a Participant is automatically withdrawn from an Offering at the end of a Purchase Period of such Offering pursuant to paragraph 11(d), then the Participant shall automatically participate in the next Offering Period. If a Participant automatically may participate in a subsequent Offering Period pursuant to this paragraph 6(b), then the Participant is not required to file any additional subscription agreement for such subsequent Offering Period in order to continue participation in the Plan. However, a Participant may file a subscription agreement with respect to a subsequent Offering Period if the Participant desires to change any of the Participant’s elections contained in the Participant’s then effective subscription agreement.

7.    Right to Purchase Shares.    Except as set forth below, during an Offering Period each Participant in such Offering Period shall have a Purchase Right consisting of the right to purchase the lesser of:

(a)    that number of whole Shares arrived at by dividing Fifty Thousand Dollars ($50,000.00) by the fair market value of a share of the common stock of Interneuron on the Offering Date of such Offering Period; and

(b)    10,000 Shares.

The fair market value of Shares shall be determined in accordance with paragraph 8 below. Shares may only be purchased through a Participant’s payroll withholding pursuant to paragraph 9 below. In no event shall a Participant’s Purchase Right permit such Participant to acquire more shares in any calendar year than is permitted under Section 10(a) hereof.

8.    Purchase Price.    The purchase price at which Shares may be acquired in a given Purchase Period pursuant to the exercise of all or any portion of a Purchase Right granted under the Plan (the “Offering Exercise Price”) shall be set by the Board; provided, however, that the Offering Exercise Price shall not be less than eighty-five percent (85%) of the lesser of (i) the fair market value of the Shares on the Offering Date of the Offering Period of which the Purchase Period is a part, or (ii) the fair market value of the Shares on the Purchase Date for such Purchase Period. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Offering Exercise Price for each Purchase Period in that Offering Period shall be eighty-five percent (85%) of the lesser of (i) the fair market value of the Shares on the Offering Date of such Offering Period or (ii) the fair market value of the Shares on the given Purchase Date. The fair market value of the Shares on the applicable dates shall be the closing sales price on the Nasdaq National Market (or the average of the closing bid and asked prices if the Shares are so quoted instead) or as reported on such other national or regional securities exchange or market system if the Shares are traded on such other exchange or system instead, or as determined by the Board if the Shares are not so reported. If the relevant date does not fall on a day on which the common stock of Interneuron is quoted on the Nasdaq National Market or such other national or regional securities exchange or market, the date on which the fair market value per Share shall be established shall be the last day on which the common stock of Interneuron was so quoted to such relevant date.

9.    Payment of Purchase Price.    Shares which are acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant’s Compensation during the Offering Period. For purposes of the Plan, a Participant’s “Compensation” with respect to an Offering (i) shall include the Participant’s base salary before deduction for any contributions to any plan maintained by a Participating Company and described in section 401(k) or section 125 of the Code, commissions, overtime and bonuses and (ii) shall not include annual awards, other incentive payments, shift premiums, long-term disability, worker’s compensation or any other payments not specifically referenced in (i). Except as set forth below, the amount of Compensation to be withheld from a Participant’s Compensation during each pay period shall be determined by the Participant’s subscription agreement.

(a)    Election to Decrease, Increase or Stop Withholding.    During an Offering Period, a Participant may elect to decrease the amount withheld, or stop withholding, from his or her Compensation by filing an amended subscription agreement with the Company on or before the “Change Notice Date.” The “Change Notice Date” shall initially be the seventh (7th) day prior to the end of the first pay period for which such election is to be effective; however, the Company may change such Change Notice Date from time to time. A Participant may elect to increase the amount withheld from the Participant’s Compensation once during a Purchase Period.

(b)    Limitations on Payroll Withholding.    The amount of payroll withholding with respect to the Plan for any Participant during any pay period shall be in one percent (1%) increments not to exceed ten percent (10%) of the Participant’s Compensation for such pay period. Notwithstanding the foregoing, the Board may change the limits on payroll withholding effective as of a future Offering Date, as determined by the Board. Amounts withheld shall be reduced by any amounts contributed by the Participant and applied to the purchase of Company stock pursuant to any other employee stock purchase plan qualifying under section 423 of the Code.

(c)    Payroll Withholding.    Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

(d)    Participant Accounts.    Individual accounts shall be maintained for each Participant. All payroll deductions from a Participant’s Compensation shall be credited to such account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

(e)    No Interest Paid.    Interest shall not be paid on sums withheld from a Participant’s Compensation, unless the Board elects to make such payments to all Participants on a non-discriminatory basis.

(f)    Exercise of Purchase Right.    On each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Offering or whose participation in the Offering has not terminated on or before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right the number of whole Shares arrived at by dividing the total amount of the Participant’s accumulated payroll deductions for the Purchase Period by the Offering Exercise Price; provided, however, in no event shall the number of Shares purchased by the Participant exceed the number of Shares subject to the Participant’s Purchase Right or the limitations imposed by Section 10(a) hereof. No Shares shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated on or before such Purchase Date.

(g)    Return of Cash Balance.    Any cash balance remaining in the Participant’s account shall be refunded to the Participant as soon as practicable after the Purchase Date. In the event the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount necessary to purchase a whole Share, the Company may establish procedures whereby such cash is maintained in the Participant’s account and applied toward the purchase of Shares in the subsequent Purchase Period or Offering Period.

(h)    Tax Withholding.    At the time the Purchase Right is exercised, in whole or in part, or at the time some or all of the Shares are disposed of, the Participant shall make adequate provision for the foreign, federal and state tax withholding obligations of the Company, if any, which arise upon exercise of the Purchase Right and/or upon disposition of Shares, respectively. The Company may, but shall not be obligated to, withhold from the Participant’s Compensation the amount necessary to meet such withholding obligations.

(i)    Company Established Procedures.    The Company may, from time to time, establish or change (i) a minimum required withholding amount for participation in an Offering, (ii) limitations on the frequency and/or number of changes in the amount withheld during an Offering, (iii) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (iv) payroll withholding in excess of or less than the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of subscription agreements, (v) the date(s) and manner by which the fair market value of the Shares is determined for purposes of administration of the Plan and/or (vi) such other limitations or procedures as deemed advisable by the Company in the Company’s sole discretion which are consistent with the Plan and in accordance with the requirements of section 423 of the Code.

(j)    Expiration of Purchase Right.    Any portion of a Participant’s Purchase Right remaining unexercised after the end of the Offering Period to which such Purchase Right relates shall expire immediately upon the end of such Offering Period.

10.    Limitations on Purchase of Shares; Rights as a Stockholder.

(a)    Fair Market Value Limitation.    Notwithstanding any other provision of the Plan, no Participant shall be entitled to purchase Shares under the Plan (and under all other employee stock purchase plans which are intended to meet the requirements of section 423 of the Code sponsored by the Company or a parent or subsidiary corporation of the Company) at a rate which exceeds $25,000 in fair market value, which fair market value is determined for Shares purchased during a given Offering Period as of the Offering Date for such Offering Period (or such other limit as may be imposed by the Code), for each calendar year in which such Participant’s Purchase Right with respect to such Offering Period remains outstanding under the Plan (and under all other employee stock purchase plans described in this sentence).

(b)    Pro Rata Allocation.    In the event the number of Shares which might be purchased by all Participants in the Plan exceeds the number of Shares available in the Plan, the Company shall make a pro rata allocation of the remaining Shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable.

(c)    Rights as a Stockholder and Employee.    A Participant shall have no rights as a stockholder by virtue of the Participant’s participation in the Plan until the date of the issuance of a stock certificate(s) for the Shares being purchased pursuant to the exercise of the Participant’s Purchase Right. No adjustment shall be made for cash dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued. Nothing herein shall confer upon a Participant any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Participant’s employment at any time.

11.    Withdrawal.

(a)    Withdrawal From an Offering.    A Participant may withdraw from an Offering by signing and delivering to the Company’s payroll office, a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, if a Participant withdraws after the Purchase Date for a Purchase Period of an Offering, the withdrawal shall not affect Shares acquired by the Participant in such Purchase Period. Unless otherwise indicated, withdrawal from an Offering shall not result in a withdrawal from the Plan or any succeeding Offering therein. By withdrawing from an Offering effective as of the close of a given Purchase Date, a Participant may have Shares purchased on such Purchase Date and immediately commence participation in the next Offering commencing after such Purchase Date. A Participant is prohibited from again participating in an Offering at any time upon withdrawal from such Offering. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company’s payroll office for a reasonable period prior to the effectiveness of the Participant’s withdrawal from an Offering.

(b)    Withdrawal from the Plan.    A Participant may withdraw from the Plan by signing a written notice of withdrawal on a form provided by the Company for such purpose and delivering such notice to the Company’s payroll office. Withdrawals made after a Purchase Date for a Purchase Period shall not affect Shares acquired by the Participant on such Purchase Date. In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may not resume participation in the Plan during the same Offering Period, but may participate in any subsequent Offering under the Plan by again satisfying the requirements of paragraphs 4 and 6(a) above. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company’s payroll office for a reasonable period prior to the effectiveness of the Participant’s withdrawal from the Plan.

(c)    Return of Payroll Deductions.    Upon withdrawal from an Offering or the Plan pursuant to paragraphs 11(a) or 11(b), respectively, the withdrawn Participant’s accumulated payroll deductions which have not been applied toward the purchase of Shares shall be returned as soon as practicable after the withdrawal, without the payment of any interest (unless the Board decides otherwise pursuant to paragraph 9(e) above), to the Participant, and the Participant’s interest in the Offering and/or the Plan, as applicable, shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.

(d)    Automatic Withdrawal From an Offering.    If the fair market value of the Shares on a Purchase Date of an Offering (other than the final Purchase Date of such Offering) is less than the fair market value of the Shares on the Offering Date for such Offering, then every Participant shall automatically (i) be withdrawn from such Offering at the close of such Purchase Date and after the acquisition of Shares for such Purchase Period and (ii) be enrolled in the next Offering commencing subsequent to such Purchase Period. A Participant may elect not to be automatically withdrawn from an Offering Period pursuant to this paragraph 11(d) by delivering to the Company not later than the close of business on the last day before the Purchase Date a written notice indicating such election.

(e)    Participation Following Withdrawal.    An employee who is also an officer or director of the Company subject to section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and who is deemed to “cease participation” in the Plan within the meaning of Rule 16b-3 promulgated under the Exchange Act as amended from time to time or any successor rule or regulation (“Rule 16b-3”) as a consequence of his or her withdrawal from an Offering pursuant to paragraph 11(a) above or withdrawal from the Plan pursuant to paragraph 11(b) above shall not again participate in the Plan for at least six months after the date of such withdrawal.

(f)    Waiver of Withdrawal Right.    The Company may, from time to time, establish a procedure pursuant to which a Participant may elect (an “Irrevocable Election”), at least six (6) months prior to a Purchase Date, to have all payroll deductions accumulated in his or her Plan account as of such Purchase Date applied to purchase Shares under the Plan, and (i) to waive his or her right to withdraw from the Offering or the Plan and (ii) to waive his or her right to increase, decrease, or cease payroll deductions under the Plan from his or her Compensation during the Purchase Period ending on such Purchase Date. Such election shall be made in writing on a form provided by the Company for such purpose and must be delivered to the Company not later than the close of business on the day preceding the date which is six (6) months before the Purchase Date for which such election is to first be effective.

12.    Termination of Employment.    Termination of a Participant’s employment with the Company for any reason, including retirement, disability or death or the failure of a Participant to remain an employee eligible to participate in the Plan, shall terminate the Participant’s participation in the Plan immediately. In such event, the payroll deductions credited to the Participant’s account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant’s death, to the Participant’s legal representative, and all of the Participant’s right under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this paragraph 12 unless the Board elects otherwise pursuant to paragraph 9(e) above. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of paragraphs 4 and 6(a) above.

13.    Transfer of Control.    A “Transfer of Control” shall be deemed to have occurred in the event any of the following occurs with respect to Interneuron.

(a)    a merger or consolidation in which Interneuron is not the surviving corporation;

(b)    a merger or consolidation in which Interneuron is the surviving corporation where the stockholders of Interneuron before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of Interneuron;

(c)    the sale, exchange, or transfer of all or substantially all of Interneuron’s assets other than a sale, exchange, or transfer to one (1) or more subsidiary corporations (as defined in section 1, above) of Interneuron;

(d)    the direct or indirect sale or exchange by the stockholders of Interneuron of all or substantially all of the stock of Interneuron where the stockholders of Interneuron before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of Interneuron after such sale or exchange; or

(e)    the liquidation or dissolution of Interneuron;

In the event of a Transfer of Control, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation, as the case may be (the “Acquiring Corporation”), for the Acquiring Corporation to assume Interneuron’s rights and obligations under the Plan. All Purchase Rights shall terminate effective as of the date of the Transfer of Control to the extent that the Purchase Right is neither exercised as of the date of the Transfer of Control nor assumed by the Acquiring Corporation.

14.    Capital Changes.    In the event of changes in the common stock of Interneuron due to a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, or like change in Interneuron’s capitalization, or in the event of any merger (including a merger effected for the purpose of changing Interneuron’s domicile), sale or other reorganization, appropriate adjustments shall be made by Interneuron in the securities subject to purchase under a Purchase Right, the Plan’s share reserve, the number of Shares subject to a Purchase Right, and in the purchase price per Share.

15.    Transferability.    A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Interneuron, in its absolute discretion, may impose such restrictions on the transferability of the Shares purchasable upon the exercise of a Purchase Right as it deems appropriate, and any such restriction shall be set forth in the respective subscription agreement and may be referred to on the certificates evidencing such Shares.

16.    Reports.    Each Participant who exercised all or part of his or her Purchase Right for a Purchase Period shall receive, as soon as practicable after the Purchase Date of such Purchase Period, a report of such Participant’s account setting forth the total payroll deductions accumulated, the number of Shares purchased, the fair market value of such Shares, the date of purchase and the remaining cash balance to be refunded or retained in the Participant’s account pursuant to paragraph 9(g) above, if any. In addition, each Participant shall be provided information concerning Interneuron equivalent to that information generally made available to Interneuron’s common stockholders.

17.    Plan Term.    This Plan shall continue until terminated by the Board or until all of the Shares reserved for issuance under the Plan have been issued.

18.    Restriction on Issuance of Shares.    The issuance of Shares under the Plan shall be subject to compliance with all applicable requirements of foreign, federal or state law with respect to such securities. A Purchase Right may not be exercised if the issuance of Shares upon such exercise would constitute a violation of any applicable foreign, federal or state securities laws or other law or regulations. In addition, no Purchase Right may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the Shares issuable upon exercise of the Purchase Right, or (ii) in the opinion of legal counsel to Interneuron, the Shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. As a condition to the exercise of a Purchase Right, Interneuron may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

19.    Legends.    The Company may at any time place legends or other identifying symbols referencing any applicable foreign, federal and/or state securities restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing Shares issued under the Plan. The Participant shall, at the request of Interneuron, promptly present to Interneuron any and all certificates representing Shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this subparagraph. Unless otherwise specified by Interneuron, legends placed on such certificates may include but shall not be limited to the following:

“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER THE EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF MADE ON OR BEFORE                         . THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE.”

20.    Notification of Sale of Shares.    Interneuron may require the Participant to give Interneuron prompt notice of any disposition of Shares acquired by exercise of a Purchase Right within two years from the date of granting such Purchase Right or one year from the date of exercise of such Purchase Right. Interneuron may require that until such time as a Participant disposes of Shares acquired upon exercise of a Purchase Right, the Participant shall hold all such Shares in the Participant’s name (and not in the name of any nominee) until the lapse of the time periods with respect to such Purchase Right referred to in the preceding sentence. Interneuron may direct that the certificates evidencing Shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

21.    Amendment or Termination of the Plan.    The Board may at any time amend or terminate the Plan, except that such termination shall not affect Purchase Rights previously granted under the Plan, nor may any amendment make any change in a Purchase Right previously granted under the Plan which would adversely affect the right of any Participant (except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to section 423 of the Code or to obtain qualification or registration of the Shares under applicable foreign, federal or state securities laws). In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would change the number of Shares authorized for issuance under the Plan or would change the definition of the employees (or class of employees) eligible to participate in the Plan, including the corporations that may be designated by the Board as Participating Companies. Furthermore, the approval of the Company’s stockholders shall be sought for any amendment to the Plan for which the Board deems stockholder approval necessary in order to comply with Rule 16b-3 promulgated under section 16 of the Exchange Act.

The foregoing Interneuron Pharmaceuticals, Inc. 1995 Employee Stock Purchase Plan was duly adopted by the Board of Directors of the Company on the 3rd day of February, 1995, and amended on February 21,1996, March 8, 2000 and most recently on June 6, 2001.

APPENDIX C

INDEVUS PHARMACEUTICALS, INC.
AMENDMENT NO. 3 TO 1995 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

This Amendment No. 3 to the Indevus Pharmaceuticals, Inc. 1995 Employee Stock Purchase Plan, as amended (the “1995 Plan”) is effective as of March     , 2003.

Pursuant to the authorization granted by the stockholders and the Board of Directors of Indevus Pharmaceuticals, Inc., the 1995 Plan is hereby amended as follows:

1.	Section 4 of the 1995 Plan is hereby amended by deleting the words “Two Hundred Fifty Thousand (250,000)” and replacing such words with “Five Hundred Thousand (500,000)”; and

2.	Except as expressly amended hereby, the 1995 Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has duly executed this Amendment No. 3 to be effective as the date first above written.

INDEVUS PHARMACEUTICALS, INC.

By:
Name:
Title:

C-1

PROXY

INDEVUS PHARMACEUTICALS, INC.

ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Glenn L. Cooper, M.D. or Michael W. Rogers as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at The Doubletree Guest Suites, 550 Winter Street, Waltham, Massachusetts 02451 on March 11, 2003 at 2:00 p.m. and at any adjournment thereof, and to vote the shares of Common Stock (the “Shares”) the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card.

The Shares represented by this proxy will be voted as directed. If no contrary instruction is given, the Shares will be voted FOR the election of the nominees; FOR the approval of the Amendment to the Company’s 1995 Employee Stock Purchase Plan, as amended; and FOR the approval and ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

INDEVUS PHARMACEUTICALS, INC.

March 11, 2003

Please date, sign and mail your proxy card in the	COMPANY NUMBER

envelope provided as soon as possible.	ACCOUNT NUMBER

NUMBER OF SHARES

¯  Please detach and mail in the envelope provided.  ¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of Directors

			NOMINEES		FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	O	Glenn L. Cooper, M.D	2. Approval of the amendment to the Company’s 1995 Employee Stock Purchase Plan, as amended, to increase the number of Shares reserved for issuance thereunder from 250,000 Shares to 500,000 Shares.	☐	☐	☐
		O	Harry J. Gray
☐	WITHHOLD AUTHORITY	O	Alexander M. Haig, Jr.
	FOR ALL NOMINEES	O	Malcolm Morville, Ph.D.
		O	Lindsay A. Rosenwald, M.D
☐	FOR ALL EXCEPT	O	Lee J. Schroeder
	(See instructions below)	O	David B. Sharrock

				3. Approval and ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company.	☐	☐	☐

4. In their discretion, proxies are authorized to vote upon such business as may properly come before the meeting.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box
at right and indicate your new address in the address space
above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder                                              Date:                  Signature of Stockholder                                                   Date:
Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.